UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 14, 2026 (May 14, 2026)

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-18183	41-1590959
(State or Other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Seventh Avenue New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 403-0500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	GIII	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K is being filed by G-III Apparel Group, Ltd. (the “Company”) in connection with its or its subsidiaries’ entry into certain agreements on May 14, 2026 (the “Signing Date”), relating to the acquisition of the Marc Jacobs business from LVMH Moet Hennessy Louis Vuitton Inc. and its affiliates (“LVMH”). The transaction is structured such that (i) MJ Topco, LLC (“IPCo”), a newly formed joint venture between a subsidiary of the Company and an affiliate of WHP Global (“WHP”), will acquire all of the issued and outstanding units of Marc Jacobs Holdings, LLC through a wholly owned indirect subsidiary, Majestic AcqCo, LLC (“Purchaser”), (ii) following such acquisition, the Company will acquire the Marc Jacobs operating business through its subsidiaries, and (iii) IPCo will retain the Marc Jacobs intellectual property and certain other retained assets (collectively, the “Transactions”). The Company will fund its approximately $500 million investment using cash on hand and borrowings under its revolving credit facility. The Company will operate the business pursuant to a license from IPCo.

Item 1.01 Entry into a Material Definitive Agreement

Unit Purchase Agreement

On the Signing Date, Purchaser entered into a Unit Purchase Agreement (the “Unit Purchase Agreement”) with the owners of all of the issued and outstanding units of Marc Jacobs Holdings, LLC (together, the “Sellers”) and, solely for specified sections, WH Borrower, LLC (“Purchaser Parent”), pursuant to which Purchaser agreed to purchase from Sellers all of the issued and outstanding common units of Marc Jacobs Holdings, LLC (the “Acquisition”).

IPCo has obtained a buy-side representation and warranty insurance policy (the “R&W Insurance Policy”), conditionally bound prior to or contemporaneously with signing. The closing of the Unit Purchase Agreement (the “Closing”) is subject to customary conditions, including the accuracy of certain representations and warranties, absence of legal prohibitions and receipt of required antitrust approvals. The Unit Purchase Agreement may be terminated: (i) by mutual consent; (ii) by either party if the Closing has not occurred by the six-month anniversary of signing (the “Outside Closing Date”), provided that this right is not available to a party whose failure to perform its obligations in any material respect was the primary cause of the failure to close, and provided further that if, at any time prior to five business days prior to the Outside Closing Date, all conditions other than antitrust approvals have been satisfied or are reasonably capable of being satisfied, either party may extend the Outside Closing Date by an additional 60 days to obtain such approvals; (iii) by either party for the other party’s uncured material breach; or (iv) by either party if a final legal prohibition prevents consummation. No reverse termination fee applies. The Unit Purchase Agreement is governed by the laws of the State of New York and provides for confidential JAMS arbitration seated in New York, with specific performance available to compel closing in certain circumstances and a guarantee of performance provided by Purchaser Parent.

Also on the Signing Date, the Company entered into the Equity Commitment Letter (the “Commitment Letter”) with IPCo. Pursuant to the Commitment Letter, the Company committed to contribute equity capital to IPCo for an aggregate amount equal to the sum of WHP’s equity contribution, thereby funding 50% of IPCo, to be funded on or prior to the Closing. The obligations of the Company to contribute such equity capital under the Commitment Letter are subject to the substantially concurrent receipt by IPCo of the WHP contribution and consummation of the Closing.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Interim Investors’ Agreement

On the Signing Date, IPCo, Purchaser, MJWHP, LLC, a Delaware limited liability company (“WHP Member”), the Company and Purchaser Parent entered into an Interim Investors’ Agreement (the “Interim Investors’ Agreement”) which will govern the relationship between the Company and the WHP Member until the Closing. The Interim

Investors’ Agreement provides for (i) cooperation obligations requiring each of the WHP Member and the Company to take certain actions to cause IPCo and Purchaser to comply with the Unit Purchase Agreement, (ii) allocation of pre-Closing expenses with certain costs (e.g., regulatory filing costs, R&W insurance costs) to be borne by Purchaser, (iii) advance notice of the anticipated Closing date, and (iv) customary confidentiality, publicity and antitrust cooperation provisions.

Transition Services Agreement

At Closing, Marc Jacobs International, L.L.C. (“Marc Jacobs International”), LVMH and, solely for guaranty purposes, Purchaser, Purchaser Parent and the Company will enter into a Transition Services Agreement (the “TSA”), pursuant to which, following Closing, LVMH and/or third-party providers will provide certain transition services to Marc Jacobs International and its subsidiaries. Pursuant to the TSA, the Company has guaranteed the due, prompt and full performance by Marc Jacobs International and its subsidiaries of all of their payment and indemnification obligations arising under the TSA.

License Agreement

At Closing, IPCo, G-III Leather Fashions, Inc. and G-III Apparel Canada, ULC (together with G-III Leather Fashions, Inc., the “Licensee”), will enter into a License Agreement (the “License Agreement”), pursuant to which IPCo will provide an exclusive license to the Licensee to use the Marc Jacobs brands and related intellectual property held by IPCo, as well as certain other intellectual property rights developed in the future (collectively, the “Licensed IP”) in the United States, Canada, Mexico and Western Europe for the operation of Marc Jacobs-branded retail stores and branded e-commerce sites and the distribution, sale and promotion of specified categories of products, including women’s and men’s apparel, handbags, footwear, swim, small leather goods, luggage and cold weather accessories (through wholesale, branded retail stores and branded e-commerce sites). The Licensee will also provide certain services to IPCo’s other licensees, distributors and franchisees, including information related to research and development, designs and packaging and will assist IPCo in overseeing compliance with the Marc Jacobs brand guidelines by such third parties.

The initial term of the License Agreement is from the effective date through December 2041, and the License Agreement automatically renews for 10 successive periods of 5 years each (unless the Licensee provides notice of non-renewal at least 18 months prior to the end of the initial or applicable renewal term). The License Agreement is terminable by IPCo if the Licensee breaches its obligation to make required payments or otherwise materially breaches the License Agreement, in each case subject to an opportunity to cure such breach within a specified period of time.

Equity Purchase and Distribution Agreement

On the Signing Date, G-III Leather Fashions, Inc. (“G-III Buyer”), a wholly owned subsidiary of the Company, entered into an Equity Purchase and Distribution Agreement (the “Equity Purchase and Distribution Agreement”) with IPCo, Majestic Parent, LLC, a subsidiary of IPCo (“MJ Buyer Parent”), and, solely for specified sections, Purchaser Parent and the Company, pursuant to which, immediately following the Closing under the Unit Purchase Agreement and the completion of a related pre-closing restructuring (“Pre-Closing Restructuring”), IPCo agreed to sell, and G-III Buyer agreed to purchase, all of the equity interests of MJ Buyer Parent, which will hold the Marc Jacobs operating business (excluding the Marc Jacobs intellectual property, certain employment agreements and, to the extent sold to third party buyers at Closing, certain other specified operating assets and liabilities in China and Japan retained by IPCo).

The agreement may be terminated by mutual consent, upon valid termination of the Unit Purchase Agreement, or by either party if a permanent injunction prohibits consummation. The Equity Purchase and Distribution Agreement is governed by New York law and includes a parent guaranty by the Company of G-III Buyer’s post-Closing obligations, and a corresponding parent guaranty by WHP Parent of IPCo’s obligations through Closing. Pursuant to the Equity Purchase and Distribution Agreement, the Company has guaranteed the due, prompt and full performance by G-III Buyer and MJ Buyer Parent of all of their covenants, obligations, agreements and undertakings, including any payment and indemnification obligations, arising under the Equity Purchase and Distribution Agreement.

The foregoing description of the Equity Purchase and Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Purchase and Distribution Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Amended and Restated Operating Agreement

At Closing, G-III Investments, Inc. (the “G-III Member”) and the WHP Member will enter into the Amended and Restated Operating Agreement of IPCo (the “A&R Operating Agreement”), which is in substantially agreed form as of the date hereof, pursuant to which IPCo will have a single class of membership interests (the “Units”), with the G-III Member owning 50% of the Units and the WHP Member owning 50% of the Units.

IPCo will be governed by a board of managers (the “IPCo Board”) initially consisting of five managers, with two managers appointed by the G-III Member and three managers appointed by the WHP Member, which is subject to change in the future based on the relative ownership percentages of the G-III Member and the WHP Member in IPCo, and other circumstances provided in the A&R Operating Agreement. Certain decisions (including amendments to the A&R Operating Agreement, mergers, acquisitions, dispositions, incurrence of indebtedness above certain thresholds, related party transactions and bankruptcy) require approval of both members for so long as they continue to own certain ownership percentages.

Pursuant to the A&R Operating Agreement, the G-III Member and the WHP Member generally may not transfer their Units prior to the third anniversary of Closing (other than to permitted transferees or with the prior written consent of the other member). After the third anniversary of the Closing, each party may transfer its respective Units but subject to a right of first offer and tag along right in favor of the other parties.

The foregoing description of the A&R Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Operating Agreement, a form of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 regarding the Commitment Letter is incorporated herein by reference.

Item 7.01 Regulation FD.

Market Communications

On the Signing Date, the Company issued a press release, announcing the Transactions, a copy of which is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are “forward-looking statements” as that term is defined under the federal securities laws. Forward-looking statements are subject to risks, uncertainties and factors which include, but are not limited to, (i) risks relating to completing the proposed acquisition in the anticipated timeframe, or at all; (ii) risks relating to the ability to realize the anticipated benefits of the proposed acquisition; (iii) risks relating to the receipt of regulatory approvals without unexpected delays or conditions and possibility of regulatory action; (iv) risks relating to significant costs related to the proposed acquisition; (v) the expected financial and operating performance and future opportunities following the consummation of the proposed acquisition; (vi) risks relating to the reliance on licensed product; (vii) reliance on foreign manufacturers; (viii) risk of doing business abroad; (ix) the current economic and credit environment risks; (x) the nature of the apparel industry, including changing customer demand and tastes; (xi) risks of operating a retail business; (xii) customer concentration; (xiii) seasonality; (xiv) customer acceptance of new products, (xv) the impact of competitive products and pricing, (xvi) dependence on existing management, (xvii) possible disruption from acquisitions, as well as other risks detailed in G-III’s filings with the Securities and Exchange Commission. G-III assumes no obligation to update the information in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.

Exhibits.

Exhibit No.	Document Description
10.1*	Equity Commitment Letter, dated as of May 14, 2026, by and between the Company and MJ Topco, LLC
10.2*	Equity Purchase and Distribution Agreement, dated as of May 14, 2026, by and among G-III Leather Fashions, Inc., MJ Topco, LLC and MJ Buyer Parent, LLC, and, solely for specified sections, G-III Apparel Group, Ltd. and WH Borrower, LLC
10.3*	Form of the Amended and Restated Operating Agreement of MJ Topco, LLC, dated as of May 14, 2026, by and among MJ Topco, LLC, MJWHP, LLC and G-III Investments, Inc.
99.1	Press Release, dated May 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and/or exhibits to the SEC on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: May 14, 2026	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer